                                                                      Exhibit 99

                            Global Structured Finance

                             BoAALT 2004-03 Group 1
                           30YR CB Non-Owner Occupied
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.   General Pool Characteristics

Pool Size: $116,250,883.79
Loan Count: 908
Cut-off Date: 2004-03-01
Avg. Loan Balance: $128,029.61
Avg. Orig. Balance: $128,112.49
W.A. FICO*: 733
W.A. Orig. LTV: 68.07%
W.A. Cut-Off LTV: 68.03%
W.A. Gross Coupon: 6.0428%
W.A. Net Coupon: 5.7823%
W.A. Admin Fee: 0.2605%
W.A. Orig. Term: 358 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 10.66%
% over 100 COLTV: 0.00%
% with PMI: 10.66%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 23.23%
W.A. MI Adjusted LTV: 65.81%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.75%
% Conforming: 100.00%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.
--------------------------------------------------------------------------------

2.   Original Balance

-----------------------------------
Original Balance            Percent
-----------------------------------
***50,000                      3.38%
-----------------------------------
50,001  - 150,000             44.31
-----------------------------------
150,001 - 250,000             27.93
-----------------------------------
250,001 - 350,000             18.06
-----------------------------------
350,001 - 450,000              4.67
-----------------------------------
450,001 - 550,000              1.64
-----------------------------------
Total:                       100.00%
-----------------------------------

*** denotes less than or equal to

Average: $128,112.49
Lowest: $19,700.00
Highest: $513,500.00
--------------------------------------------------------------------------------

3.   Cut-Off Balance

-----------------------------------
Cut-Off Balance             Percent
-----------------------------------
***50,000                      3.38%
-----------------------------------
50,001  - 150,000             44.31
-----------------------------------
150,001 - 250,000             28.15
-----------------------------------
250,001 - 350,000             17.85
-----------------------------------
350,001 - 450,000              4.67
-----------------------------------
450,001 - 550,000              1.64
-----------------------------------
Total:                       100.00%
-----------------------------------

Average: $128,029.61
Lowest: $19,700.00
Highest: $513,024.39
--------------------------------------------------------------------------------

4.   Index

-----------------------------------
Index                       Percent
-----------------------------------
FIX                          100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

5.   Product Type

-----------------------------------
Product Type                Percent
-----------------------------------
30 YR FIXED                   97.08%
-----------------------------------
25 YR FIXED                    2.85
-----------------------------------
21 YR FIXED                    0.07
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

6.   Coupon

-----------------------------------
Coupon                      Percent
-----------------------------------
5.001 - 5.125                  0.19%
-----------------------------------
5.126 - 5.250                  0.42
-----------------------------------
*** denotes less than or equal to

-----------------------------------
5.251 - 5.375                  0.89
-----------------------------------
5.376 - 5.500                  3.42
-----------------------------------
5.501 - 5.625                  2.83
-----------------------------------
5.626 - 5.750                  8.16
-----------------------------------
5.751 - 5.875                 20.98
-----------------------------------
5.876 - 6.000                 15.47
-----------------------------------
6.001 - 6.125                 14.57
-----------------------------------
6.126 - 6.250                 20.67
-----------------------------------
6.251 - 6.375                  7.96
-----------------------------------
6.376 - 6.500                  2.34
-----------------------------------
6.501 - 6.625                  1.23
-----------------------------------
6.626 - 6.750                  0.31
-----------------------------------
6.751 - 6.875                  0.20
-----------------------------------
6.876 - 7.000                  0.08
-----------------------------------
7.001 - 7.125                  0.22
-----------------------------------
7.126 - 7.250                  0.02
-----------------------------------
7.251 - 7.375                  0.05
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 6.043
Lowest: 5.125
Highest: 7.375
--------------------------------------------------------------------------------

7.   Credit Score

-----------------------------------
Credit Score                Percent
-----------------------------------
800 - 849                      5.15%
-----------------------------------
750 - 799                     35.04
-----------------------------------
700 - 749                     35.61
-----------------------------------
650 - 699                     21.01
-----------------------------------
600 - 649                      3.19
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 733
Lowest: 601
Highest: 837
--------------------------------------------------------------------------------

8.   Lien Position

-----------------------------------
Lien Position               Percent
-----------------------------------
1                            100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

9.   Loan Purpose

-----------------------------------
Loan Purpose                Percent
-----------------------------------
Purchase                      36.02%
-----------------------------------
Refinance-Cashout             34.87
-----------------------------------
Refinance-Rate/Term           29.11
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

10.  Property Type

-----------------------------------
Property Type               Percent
-----------------------------------
SFR                           53.27%
-----------------------------------
2-Family                      14.49
-----------------------------------
Condo                         12.19
-----------------------------------
4-Family                       8.09
-----------------------------------
PUD Detach                     5.14
-----------------------------------
3-Family                       4.31
-----------------------------------
PUD Attach                     2.02
-----------------------------------
Townhouse                      0.28
-----------------------------------
Condotel                       0.20
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

11.  Appraisal Method

-----------------------------------
Appraisal Method            Percent
-----------------------------------
2055E                         11.37%
-----------------------------------
2055IE                         9.81
-----------------------------------
AVM                           18.02
-----------------------------------
FULL                          60.63
-----------------------------------
Tax Assessment                 0.18
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

12.  Documentation

-----------------------------------
Documentation               Percent
-----------------------------------
Reduced                       60.92%
-----------------------------------
Standard                      30.65
-----------------------------------
Stated                         4.19
-----------------------------------
All Ready Home                 2.89
-----------------------------------
No Ratio                       0.77
-----------------------------------
Rapid                          0.58
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

13.  Occupancy Status

-----------------------------------
Occupancy Status            Percent
-----------------------------------
Investor                      98.97%
-----------------------------------
Secondary                      1.03
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

14.  PMI Providers

-----------------------------------
PMI Providers               Percent
-----------------------------------
NONE                          89.34%
-----------------------------------
UGIC                           3.26
-----------------------------------
GEMIC                          2.83
-----------------------------------
RMIC                           2.11
-----------------------------------
PMIC                           1.34
-----------------------------------
TGIC                           0.59
-----------------------------------
RGIC                           0.53
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

15.  State

-----------------------------------
State                       Percent
-----------------------------------
California                    40.69%
-----------------------------------
Florida                       15.87
-----------------------------------
Texas                          4.27
-----------------------------------

-----------------------------------
Maryland                       2.97
-----------------------------------
Virginia                       2.85
-----------------------------------
Other                         33.35
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

16.  California

-----------------------------------
California                  Percent
-----------------------------------
Northern California           39.04%
-----------------------------------
Southern California           60.96
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

17.  Zip Code

-----------------------------------
Zip Code                    Percent
-----------------------------------
96815                          0.75%
-----------------------------------
94087                          0.71
-----------------------------------
92831                          0.58
-----------------------------------
92102                          0.58
-----------------------------------
20814                          0.55
-----------------------------------
Other                         96.83
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

18.  Delinquency*

-----------------------------------
Delinquency*                Percent
-----------------------------------
0-29 days                    100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

* MBA method
--------------------------------------------------------------------------------

19.  Times 30 Days DLQ

-----------------------------------
Times 30 Days DLQ           Percent
-----------------------------------
0                             99.77%
-----------------------------------
1                              0.23
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

20.  Convertible Flag

-----------------------------------
Convertible Flag            Percent
-----------------------------------
N                            100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

21.  Buydown Agreement

-----------------------------------
Buydown Agreement           Percent
-----------------------------------
N                            100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

22.  Original Term

-----------------------------------
Original Term               Percent
-----------------------------------
252                            0.07%
-----------------------------------
300                            2.85
-----------------------------------
360                           97.08
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 358.2 months
Lowest: 252 months
Highest: 360 months
--------------------------------------------------------------------------------

23.  Cut-Off Remaining Term

-----------------------------------
Cut-Off Remaining Term      Percent
-----------------------------------
241 - 288                      0.07%
-----------------------------------
295 - 300                      2.85
-----------------------------------
349 - 354                      0.23
-----------------------------------
355 - 360                     96.85
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 357.7 months
Lowest: 251 months
Highest: 360 months
--------------------------------------------------------------------------------

24.  Cutoff Loan Age

-----------------------------------
Cutoff Loan Age             Percent
-----------------------------------
0                             48.17%
-----------------------------------
1 - 6                         51.83
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 0.5 months
Lowest: 0 months
Highest: 6 months
--------------------------------------------------------------------------------

25.  OLTV

-----------------------------------
OLTV                        Percent
-----------------------------------
***20.00                       0.10%
-----------------------------------
20.01 - 25.00                  0.35
-----------------------------------
25.01 - 30.00                  0.96
-----------------------------------
30.01 - 35.00                  2.08
-----------------------------------
35.01 - 40.00                  3.06
-----------------------------------
40.01 - 45.00                  3.34
-----------------------------------
45.01 - 50.00                  4.14
-----------------------------------
50.01 - 55.00                  5.25
-----------------------------------
55.01 - 60.00                  7.10
-----------------------------------
60.01 - 65.00                  7.69
-----------------------------------
65.01 - 70.00                 17.37
-----------------------------------
70.01 - 75.00                 14.70
-----------------------------------
75.01 - 80.00                 23.21
-----------------------------------
80.01 - 85.00                  1.48
-----------------------------------
85.01 - 90.00                  9.07
-----------------------------------
90.01 - 95.00                  0.11
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 68.07%
Lowest: 11.30%
Highest: 90.19%
--------------------------------------------------------------------------------

*** denotes less than or equal to

26.  Cut-Off LTV

-----------------------------------
Cut-Off LTV                 Percent
-----------------------------------
***20.00                       0.10%
-----------------------------------
20.01 - 25.00                  0.35
-----------------------------------
25.01 - 30.00                  0.96
-----------------------------------
30.01 - 35.00                  2.08
-----------------------------------
35.01 - 40.00                  3.06
-----------------------------------
40.01 - 45.00                  3.34
-----------------------------------
45.01 - 50.00                  4.14
-----------------------------------
50.01 - 55.00                  5.47
-----------------------------------
55.01 - 60.00                  7.00
-----------------------------------
60.01 - 65.00                  7.57
-----------------------------------
65.01 - 70.00                 17.37
-----------------------------------
70.01 - 75.00                 14.70
-----------------------------------
75.01 - 80.00                 23.21
-----------------------------------
80.01 - 85.00                  1.48
-----------------------------------
85.01 - 90.00                  9.07
-----------------------------------
90.01 - 95.00                  0.11
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 68.03%
Lowest: 11.28%
Highest: 90.18%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including

*** denotes less than or equal to
all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2004-03 Group 3
                                     30YR NC
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.   General Pool Characteristics

Pool Size: $32,165,921.41
Loan Count: 60
Cut-off Date: 2004-03-01
Avg. Loan Balance: $536,098.69
Avg. Orig. Balance: $536,835.13
W.A. FICO*: 730
W.A. Orig. LTV: 67.76%
W.A. Cut-Off LTV: 67.67%
W.A. Gross Coupon: 6.0090%
W.A. Net Coupon: 5.7485%
W.A. Admin Fee: 0.2605%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 3.37%
% over 100 COLTV: 2.30%
% with PMI: 3.37%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 27.67%
W.A. MI Adjusted LTV: 66.73%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 4.78%
% Conforming: 0.00%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.
--------------------------------------------------------------------------------

2.   Original Balance

-----------------------------------
Original Balance            Percent
-----------------------------------
250,001 - 350,000              5.33%
-----------------------------------
350,001 - 450,000             24.89
-----------------------------------

-----------------------------------
450,001   - 550,000           27.56
-----------------------------------
550,001   - 650,000           11.01
-----------------------------------
650,001   - 750,000           13.88
-----------------------------------
950,001   - 1,050,000          6.14
-----------------------------------
1,050,001 - 1,150,000          3.51
-----------------------------------
1,150,001 - 1,250,000          3.68
-----------------------------------
1,250,001 - 1,350,000          4.01
-----------------------------------
Total:                       100.00%
-----------------------------------

Average: $536,835.13
Lowest: $340,000.00
Highest: $1,300,000.00
--------------------------------------------------------------------------------

3.   Cut-Off Balance

-----------------------------------
Cut-Off Balance             Percent
-----------------------------------
250,001   - 350,000            5.33%
-----------------------------------
350,001   - 450,000           24.89
-----------------------------------
450,001   - 550,000           27.56
-----------------------------------
550,001   - 650,000           11.01
-----------------------------------
650,001   - 750,000           13.88
-----------------------------------
950,001   - 1,050,000          6.14
-----------------------------------
1,050,001 - 1,150,000          3.51
-----------------------------------
1,150,001 - 1,250,000          3.68
-----------------------------------
1,250,001 - 1,350,000          4.01
-----------------------------------
Total:                       100.00%
-----------------------------------

Average: $536,098.69
Lowest: $337,876.28
Highest: $1,289,213.18
--------------------------------------------------------------------------------

4.   Index

-----------------------------------
Index                       Percent
-----------------------------------
FIX                          100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

5.   Product Type

-----------------------------------
Product Type                Percent
-----------------------------------
30 YR FIXED                  100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

6.   Coupon

-----------------------------------
Coupon                      Percent
-----------------------------------
5.501 - 5.625                  5.69%
-----------------------------------
5.626 - 5.750                 16.18
-----------------------------------
5.751 - 5.875                 24.39
-----------------------------------
5.876 - 6.000                 22.38
-----------------------------------
6.001 - 6.125                  6.04
-----------------------------------
6.126 - 6.250                 12.93
-----------------------------------
6.251 - 6.375                  6.48
-----------------------------------
6.376 - 6.500                  1.52
-----------------------------------
6.501 - 6.625                  2.73
-----------------------------------
6.626 - 6.750                  1.67
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 6.009
Lowest: 5.625
Highest: 6.750
--------------------------------------------------------------------------------

7.   Credit Score

-----------------------------------
Credit Score                Percent
-----------------------------------
800 - 849                      4.86%
-----------------------------------
750 - 799                     24.95
-----------------------------------

-----------------------------------
700 - 749                     42.00
-----------------------------------
650 - 699                     24.46
-----------------------------------
600 - 649                      3.73
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 730
Lowest: 623
Highest: 814
--------------------------------------------------------------------------------

8.   Lien Position

-----------------------------------
Lien Position               Percent
-----------------------------------
1                            100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

9.   Loan Purpose

-----------------------------------
Loan Purpose                Percent
-----------------------------------
Refinance-Rate/Term           45.84%
-----------------------------------
Purchase                      37.36
-----------------------------------
Refinance-Cashout             16.80
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

10.  Property Type

-----------------------------------
Property Type               Percent
-----------------------------------
SFR                           70.30%
-----------------------------------
Condo                         15.02
-----------------------------------
PUD Detach                    11.36
-----------------------------------
2-Family                       3.32
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

11.  Appraisal Method

-----------------------------------
Appraisal Method            Percent
-----------------------------------
2055IE                         2.33%
-----------------------------------
AVM                            1.08
-----------------------------------
FULL                          96.58
-----------------------------------
Total:                       100.00%
-----------------------------------

12.  Documentation

-----------------------------------
Documentation               Percent
-----------------------------------
Stated                        39.37%
-----------------------------------
Standard                      28.31
-----------------------------------
No Ratio                      17.40
-----------------------------------
Rapid                         11.53
-----------------------------------
All Ready Home                 2.30
-----------------------------------
Reduced                        1.08
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

13.  Occupancy Status

-----------------------------------
Occupancy Status            Percent
-----------------------------------
Primary                       84.22%
-----------------------------------
Secondary                      9.33
-----------------------------------
Investor                       6.45
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

14.  PMI Providers

-----------------------------------
PMI Providers               Percent
-----------------------------------
NONE                          96.63%
-----------------------------------
UGIC                           3.37
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

15.  State

-----------------------------------
State                       Percent
-----------------------------------
California                    52.54%
-----------------------------------
Florida                        9.34
-----------------------------------
Maryland                       4.05
-----------------------------------
Hawaii                         4.01
-----------------------------------
Illinois                       3.82
-----------------------------------
Other                         26.24
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

16.  California

-----------------------------------
California                  Percent
-----------------------------------
Northern California           48.50%
-----------------------------------
Southern California           51.50
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

17.  Zip Code

-----------------------------------
Zip Code                    Percent
-----------------------------------
92661                          4.78%
-----------------------------------
96740                          4.01
-----------------------------------
07458                          3.68
-----------------------------------
06880                          3.51
-----------------------------------
33040                          3.03
-----------------------------------
Other                         80.99
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

18.  Delinquency*

-----------------------------------
Delinquency*                Percent
-----------------------------------
0-29 days                    100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

* MBA method
--------------------------------------------------------------------------------

19.  Times 30 Days DLQ

-----------------------------------
Times 30 Days DLQ           Percent
-----------------------------------
0                            100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

20.  Convertible Flag

-----------------------------------
Convertible Flag            Percent
-----------------------------------
N                            100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

21.  Buydown Agreement

-----------------------------------
Buydown Agreement           Percent
-----------------------------------
N                            100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------
--------------------------------------------------------------------------------

22.  Original Term

-----------------------------------
Original Term               Percent
-----------------------------------
360                          100.00%
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months
--------------------------------------------------------------------------------

23.  Cut-Off Remaining Term

-----------------------------------
Cut-Off Remaining Term      Percent
-----------------------------------
349 - 354                     11.19%
-----------------------------------
355 - 360                     88.81
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 358.7 months
Lowest: 352 months
Highest: 360 months
--------------------------------------------------------------------------------

24.  Cutoff Loan Age

-----------------------------------
Cutoff Loan Age             Percent
-----------------------------------
0                             54.71%
-----------------------------------
1 - 6                         34.10
-----------------------------------
7 - 12                        11.19
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 1.3 months
Lowest: 0 months
Highest: 8 months
--------------------------------------------------------------------------------

25.  OLTV

-----------------------------------
OLTV                        Percent
-----------------------------------
***20.00                       1.78%
-----------------------------------
35.01 - 40.00                  2.79
-----------------------------------
40.01 - 45.00                  2.87
-----------------------------------
45.01 - 50.00                  3.51
-----------------------------------
50.01 - 55.00                  5.20
-----------------------------------
55.01 - 60.00                  7.31
-----------------------------------
60.01 - 65.00                 14.16
-----------------------------------
65.01 - 70.00                 15.50
-----------------------------------

*** denotes less than or equal to

-----------------------------------
70.01 - 75.00                 15.17
-----------------------------------
75.01 - 80.00                 28.34
-----------------------------------
90.01 - 95.00                  1.07
-----------------------------------
****100.01                     2.30
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 67.76%
Lowest: 19.39%
Highest: 102.47%
--------------------------------------------------------------------------------

26.  Cut-Off LTV

-----------------------------------
Cut-Off LTV                 Percent
-----------------------------------
***20.00                       1.78%
-----------------------------------
35.01 - 40.00                  2.79
-----------------------------------
40.01 - 45.00                  2.87
-----------------------------------
45.01 - 50.00                  3.51
-----------------------------------
50.01 - 55.00                  5.20
-----------------------------------
55.01 - 60.00                  7.31
-----------------------------------
60.01 - 65.00                 14.16
-----------------------------------
65.01 - 70.00                 15.50
-----------------------------------
70.01 - 75.00                 17.47
-----------------------------------
75.01 - 80.00                 26.04
-----------------------------------
90.01 - 95.00                  1.07
-----------------------------------
****100.01                     2.30
-----------------------------------
Total:                       100.00%
-----------------------------------

W.A.: 67.67%
Lowest: 19.39%
Highest: 102.47%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

*** denotes less than or equal to
**** denotes greater than or equal to

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.